UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

FiEE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37649	04-2621506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat A1, 29/F, Block A, TML Tower, 3 Hoi Shing Road, Tsuen Wan, N.T., Hong Kong

(Address of principal executive offices, including zip code)

852-28166813

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed in a Current Report on Form 8-K filed on March 25, 2025, FiEE, Inc. f/k/a Minim, Inc. (the “Company”) entered into a non-binding letter of intent (the “LOI”) with Hongyan Sun and Lin Lin (collectively, the “Sellers”). The LOI outlined the terms of the purchase of 100% of the equity interests of Suzhou Yixuntong Network Technology Co., Ltd. (“Target Company”) by the Company (the “Potential Transaction”).

On June 27, 2025, the Company and the Sellers entered into an amendment to the LOI (the “Amended LOI”) to, among other things, (i) extend the date by which the Potential Transaction must be completed to March 25, 2026 and (ii) outline the terms of the transfer of certain of the Target Company’s fixed assets and intellectual property to the Company, which has been approved by the Company’s board of directors (the final terms of which will be set forth in a definitive agreement and will be disclosed in a future Current Report on Form 8-K by the Company).

The Company expects to announce additional details regarding the Potential Transaction if and when a definitive agreement is executed. No assurances can be made that the Company will successfully negotiate and enter into a definitive agreement with respect to the Potential Transaction, or that the Potential Transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction is subject to board and stockholder approval of the Company, regulatory approvals and other customary conditions.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIEE, INC.

Date: July 1, 2025	By:	/s/ Li Wai Chung
Li Wai Chung
Chief Executive Officer

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